UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(October 13, 2023)

(Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Executive Drive, Suite 303
Chelmsford, Massachusetts 01824
(210) 829-9000
(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

Harte Hanks, Inc. (the “Company”) announced today a transition in the position of Chief Financial Officer (“CFO”), with Lauri Kearnes departing the Company as of October 13, 2023, and the Board of Directors (the “Board”) appointing David Garrison as the Interim CFO, effective as of October 23, 2023. Ms. Kearnes will remain available to advise the Company as needed through December 31, 2023 in order to support a smooth transition of her duties and responsibilities. There were no disagreements between Ms. Kearnes and the Company.

Mr. Garrison, age 55, brings 20 years of public company CFO experience, with particular expertise in cost containment, streamlining operations, and enterprise resource implementations. From May 2021 to June 2023, Mr. Garrison served as the CFO of Digital Lumens Incorporated, a smart lighting fixture and factory automation technology company, where he oversaw significant transactions, including sales to maximize return for private ownership, the growth in financial capital and financial teams, the carve out and sale of a product line to a strategic buyer and the sale of the remaining operating entity to a foreign company. From December 2017 to January 2021, Mr. Garrison served as the CFO of Sensera, Inc., an Australian listed medical and smart technology company, and played an important role in turning around operations which facilitated an equity sale. Prior to his engagement with Sensera, Mr. Garrison served as Managing Director of IW Ventures LLC, a financial consulting firm, and TTcogen LLC, a joint venture between Tecogen Inc. and Tedom a.s., and from 2014 to 2017, Mr. Garrison served as the CFO of Tecogen Inc., a newly listed Nasdaq company (at that time), where he supported growth with cost controls to drive margin expansion and profitability.

Mr. Garrison holds a B.S. from Miami University and an M.B.A. from Boston University. There is no arrangement or understanding between Mr. Garrison and any other person pursuant to which Mr. Garrison was selected as an officer, and Mr. Garrison does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is no family relationship between Mr. Garrison and any director or executive officer of the registrant.

Consulting Agreement with BTG and David Garrison

In connection with his appointment as Interim CFO, the Company entered into a Master Consulting Services Agreement (the “Consulting Agreement”) with Business Talent Group, LLC (“BTG”), a global consulting firm, effective as of October 23, 2023. Pursuant to the Consulting Agreement, Mr. Garrison will provide services as Interim CFO in the capacity of a consultant, and the Company will pay BTG $3,200 per calendar day that Mr. Garrison serves as Interim CFO. The Consulting Agreement is for a term beginning on October 23, 2023 and ending on February 26, 2024, but may be extended as mutually agreed upon between both parties.

Separation Agreement with Ms. Kearnes

In connection with Ms. Kearnes’ separation from the Company, the Company has entered into a separation agreement honoring the terms of the Company’s Executive Severance Policy (the “Severance Policy”). Ms. Kearnes’ separation from the Company constitutes an involuntary termination by the Company “without cause” under the Severance Policy, entitling her to receive, subject to her execution of an effective release of claims and continued compliance with certain restrictive covenants: (i) any “accrued amounts” (i.e., base salary earned but unpaid through October 13, 2023 (the “Separation Date”), accrued but unused vacation, and any unreimbursed expenses), (ii) a “severance payment” of Ms. Kearnes’ base salary of $350,000, payable over 12 months following the Separation Date and (iii) continued coverage under the Company’s health insurance plans for a period of 12 months following the Separation Date, provided that she continues to make the employee-side premium payments at the current applicable employee rate for such coverage. In consideration for Ms. Kearnes providing transition assistance to the Company on an as-needed basis through December 31, 2023, the Company will pay Ms. Kearnes a 2023 annual bonus payment of $120,000, which amount will be paid in January of 2024. In addition, pursuant to the terms of the applicable award agreements, all of the unvested time-based restricted stock units held by Ms. Kearnes will vest, and a portion of the performance-based restricted stock units held by Ms. Kearnes will remain eligible to be earned during the 90-day period following her Separation Date subject to achievement of the applicable stock price goal during such period.

The foregoing description is qualified by reference to the full text of the separation agreement entered into between the Company and Ms. Kearnes (the “Separation Agreement”). A copy of the Separation Agreement is filed as Exhibit 10.1 attached hereto and is incorporated herein by reference in its entirety into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the foregoing events is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the United States Securities and Exchange Commission (the “SEC”). It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, if any. These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Separation Agreement between the Company and Ms. Kearnes, effective as of October 15, 2023.

99.1	Press Release of Harte Hanks, Inc. dated October 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

By:	/s/ Robert T. Wyman
Name:	Robert T. Wyman
Title:	General Counsel

Date: October 17, 2023